UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May 26, 2016

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 is incorporated by reference into this Item 1.01.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 19, 2016, Callon Petroleum Company (“Callon” or the “Company”) and its wholly owned subsidiary, Callon Petroleum Operating Company (“CPOC”), entered into a purchase and sale agreement (the “Big Star Purchase Agreement”) with BSM Energy LP (“BSM”), Crux Energy, LP and Zaniah Energy, LP (collectively, the “Sellers”) for the purchase of certain oil and gas producing properties and undeveloped acreage in the Midland Basin (the “Big Star Acquisition”).

On May 26, 2016, the Company completed the Big Star Acquisition for an aggregate, as adjusted purchase price of approximately $220 million in cash and 9,333,333 shares of the Company’s common stock (the “Equity Consideration”), of which 2,333,333 shares are held in escrow to satisfy potential indemnification claims arising under the Big Star Purchase Agreement. To the extent not returned to the Company in connection with such indemnification claims, the shares held in escrow will be released to BSM twelve (12) months after the closing date or such later time as all claims against the escrow fund have been settled as contemplated by the Big Star Purchase Agreement. The Big Star Purchase Agreement provides for customary adjustments to the purchase price based on an effective date of May 1, 2016. The Big Star Acquisition was funded with a combination of the net proceeds from a recently completed equity offering, borrowings under our senior secured revolving credit facility and cash on hand.

The acquired properties include approximately 17,298 gross (14,089 net) surface acres, primarily located in Howard County, Texas, with additional acreage in Martin, Borden and Dawson counties, Texas. Callon owns an estimated 81% average working interest (61% average net revenue interest) in the acquired properties and expects to assume operatorship of over 80% of the acquired acreage.

On May 26, 2016, in connection with the closing of the Big Star Acquisition, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with BSM and certain of its designees (“Rights Holders”) under which the Company agreed to register with the Securities and Exchange Commission the shares constituting the Equity Consideration. The Company agreed to use its reasonable best efforts to file a resale registration statement and to cause such registration statement to be declared effective within 30 days from the closing of the Big Star Acquisition. The Rights Holders are also entitled to piggyback registration rights under the Registration Rights Agreement. Under the terms of the Registration Rights Agreement, if the Company registers any of its securities either for its own account or for the account of other security holders, the Rights Holders are entitled to include their shares in the registration, provided that they elect to include a minimum of $10 million of such shares in the aggregate in the registration statement. The underwriters of any underwritten offering have the right to limit the number of shares that may be registered by the Rights Holders, subject to certain limitations.

The foregoing description is qualified in its entirety by reference to the full text of the Big Star Purchase Agreement and the Registration Rights Agreement, which have been filed as Exhibit 2.1 to the Current Report on Form 8-K dated April 15, 2016 and Exhibit 10.1 to this Report, respectively, and are incorporated in this Report by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the Big Star Purchase Agreement and the issuance of the Equity Consideration contemplated thereunder set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The Equity Consideration was issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 31, 2016, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the Big Star Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of business Acquired

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Title of Document

2.1	Purchase and Sale Agreement among BSM Energy LP, Crux Energy, LP and Zaniah Energy, LP, as Sellers and CPOC, as Purchaser and Callon, as Purchaser Parent, dated April 19, 2016 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on April 19, 2016)#

10.1	Registration Rights Agreement among the Company and each of the persons set forth on Schedule A therein, dated May 26, 2016

99.1	Press release dated May 31, 2016 announcing the closing of the Big Star Acquisition

# Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 31, 2016	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
Chief Financial Officer, Senior Vice President and Treasurer

Exhibit Index

Exhibit Number	Title of Document

2.1	Purchase and Sale Agreement among BSM Energy LP, Crux Energy, LP and Zaniah Energy, LP, as Sellers and CPOC, as Purchaser and Callon, as Purchaser Parent, dated April 19, 2016 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on April 19, 2016)#

10.1	Registration Rights Agreement among the Company and each of the persons set forth on Schedule A therein, dated May 26, 2016

99.1	Press release dated May 31, 2016 announcing the closing of the Big Star Acquisition

# Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.